SUPPLEMENT FOR

CALVERT TAX-FREE RESERVES
Limited-Term Portfolio
Vermont Municipal Portfolio

CALVERT MUNICIPAL FUND, INC.
Calvert National Municipal Intermediate Fund

Prospectus dated April 30, 2008
Date of Supplement: March 13, 2009

The following is added to the cover page of the Prospectus:

On March 4, 2009, the Board of Trustees of Calvert Tax-Free Reserves and the Board of Directors of Calvert Municipal Fund, Inc. unanimously resolved to take certain actions that will affect your Portfolio or Fund.

The Board of Directors/Trustees (the "Board") has unanimously approved a resolution to reorganize each of CTFR Limited-Term Portfolio, CTFR Vermont Municipal Portfolio and Calvert National Municipal Intermediate Fund into CTFR Long-Term Portfolio (the "Reorganization Proposal"). Each reorganization is intended to be a tax-free reorganization under the Internal Revenue Code.

The Board also unanimously approved a resolution to amend the "Principal Investment Strategies" section of the CTFR Long-Term Portfolio prospectus. The purpose of this amendment is to change the investment strategy of the CTFR Long-Term Portfolio, which has historically emphasized investment in long-term tax-exempt fixed income securities, to a strategy that is not limited to investing in securities with any particular maturity or duration and that does not target any particular average portfolio maturity or average portfolio duration (the "CTFR Long-Term Proxy Proposal").

Shareholders of each of CTFR Limited-Term Portfolio, CTFR Vermont Municipal Portfolio and Calvert National Municipal Intermediate Fund (each, a "Merging Fund") will be asked to vote separately on the reorganization of their Portfolio or Fund and must approve it before any change may take place. Shareholders of CTFR Long-Term Portfolio will be asked to vote on the CTFR Long-Term Proxy Proposal. Merging Fund shareholders will not have any vote with respect to the approval or disapproval of the CTFR Long-Term Proxy Proposal.

The Board actions described above are related to the extent that the reorganizations proposed in the Reorganization Proposal may not be consummated unless the CTFR Long-Term Proxy Proposal is approved by CTFR Long-Term Portfolio shareholders. Accordingly, each reorganization proposed in the Reorganization Proposal will only be consummated if (i) shareholders of the applicable Merging Fund approve the Reorganization Proposal for that Merging Fund and (ii) shareholders of the CTFR Long-Term Portfolio approve the prospectus change set forth in the CTFR Long-Term Proxy Proposal. In the event that any reorganization is approved by the applicable Merging Fund shareholders, but one or both of the other reorganizations are disapproved, the approved reorganization will proceed provided, as indicated above, that CTFR Long-Term Portfolio shareholders have approved the CTFR Long-Term Proxy Proposal.

The Board also unanimously resolved that if the CTFR Long-Term Proxy Proposal is approved by shareholders, the name of CTFR Long-Term Portfolio will be changed to "Calvert Tax Free Bond Fund" without further action of the Board. Accordingly, if the reorganization of any Merging Fund is approved by shareholders of that Merging Fund and the CTFR Long-Term Proxy Proposal is approved by shareholders of CTFR Long-Term Portfolio, shares of that Merging Fund will be exchanged for shares of Calvert Tax Free Bond Fund, in each case, based on a formula that results in an exchange of equal value.

Filings will be made with the Securities and Exchange Commission detailing the proposed changes to be effected pursuant to the Reorganization Proposal. In the near future proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders of each Merging Fund.